Press Release – For Immediate Release
August 2, 2011
CCFNB Bancorp, Inc. Reports Second Quarter 2011 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released  its unaudited financial statements for the second quarter of 2011.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the six months ended June 30, 2011 was $3,450,000 compared to $3,201,000 for the same period in 2010.  Earnings per share for the six months ended June 30, 2011 and 2010 were $1.55 and $1.43, respectively.  Annualized return on average assets and return on average equity were 1.11% and 10.02% for the six months ended June 30, 2011 as compared to 1.10% and 9.97% for the same period of 2010. The return on average assets and return on average equity were 1.03% and 9.35% for the year ended December 31, 2010.

The net interest margin, tax effected, on interest earning assets was 3.58% as of June 30, 2011 as compared to 3.77% as of June 30, 2010.

Total assets decreased $14.7 million to $599.6 million at June 30, 2011 from $614.3 million at December 31, 2010.  The decrease in total assets resulted primarily from the completed sale of the Hazleton branch office on June 24, 2011 pursuant to a previously announced Purchase and Assumption Agreement dated March 25, 2011.  Premises and equipment with a book value of $779 thousand and deposits amounting to $17.7 million were sold as part of the branch office sale.  Since the end of 2010, net loans increased $5.1 million, an increase of 1.5%.  No loans were sold as a result of the Hazleton branch office transaction.  Without the affect of the Hazleton branch office sale, total deposits increased $8.3 million while short term borrowings decreased $7.6 million since the end of 2010.

When compared to December 31, 2010, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.2 million to $67.8 million as of June 30, 2011. The current level of stockholders’ equity equated to a book value per share of $31.59 at June 30, 2011 as compared with $30.48 as of December 31, 2010.  During the six months ended June 30, 2011 cash dividends of $0.62 per share were paid to stockholders compared to $0.58 for the same period of 2010. The current dividend represents an increase of 6.9 % as compared to 2010 amounts.  CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.7 % as compared to 11.0 % as of December 31, 2010.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various factors.  These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	June 30,	December 31,
(In Thousands)	2011	2010

ASSETS
Cash and due from banks	$9,210	$7,263
Interest-bearing deposits in other banks	12,525	18,683
Federal funds sold	2,174	1,649
Total cash and cash equivalents	23,909	27,595

Investment securities, available for sale, at fair value	192,044	207,173
Restricted securities, at cost	2,722	3,012
Loans, net of unearned income	345,959	340,453
Less: Allowance for loan losses	5,211	4,801
Loans, net	340,748	335,652
Premises and equipment, net	11,154	11,992
Accrued interest receivable	1,570	1,632
Cash surrender value of bank-owned life insurance	12,201	11,942
Investment in limited partnerships	1,531	1,607
Intangible Assets:
Core deposit	1,889	2,192
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,259	1,490
Other assets	2,582	2,075
TOTAL ASSETS	$599,546	$614,299

LIABILITIES
Interest-bearing deposits	$399,377	$410,915
Noninterest-bearing deposits	65,028	62,877
Total deposits	464,405	473,792

Short-term borrowings	51,129	58,759
Long-term borrowings	6,121	6,123
Junior subordinate debentures	4,640	4,640
Accrued interest payable	558	652
Other liabilities	2,279	2,479
TOTAL LIABILITIES	529,132	546,445

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized
5,000,000 shares; issued 2,294,332 shares
in 2011 and 2,286,931 shares in 2010	2,868	2,859
Surplus	28,195	27,964
Retained earnings	38,467	36,397
Accumulated other comprehensive income	2,615	2,221
Treasury stock, at cost; 65,000 shares in 2011 and 61,000 shares in 2010	(1,731)	(1,587)
TOTAL STOCKHOLDERS' EQUITY	70,414	67,854
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$599,546	$614,299

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

(In Thousands, Except Per Share Data)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,416	$4,756	$8,864	$9,433
Tax-exempt	285	231	565	443
Interest and dividends on investment securities:
Taxable	1,361	1,677	2,818	3,538
Tax-exempt	139	100	265	205
Dividend and other interest income	14	11	25	21
Federal funds sold	-	-	1	1
Deposits in other banks	18	11	27	13
TOTAL INTEREST AND DIVIDEND INCOME	6,233	6,786	12,565	13,654

INTEREST EXPENSE
Deposits	1,208	1,499	2,432	3,036
Short-term borrowings	74	99	158	205
Long-term borrowings	40	101	79	226
Junior subordinate debentures	24	24	48	47
TOTAL INTEREST EXPENSE	1,346	1,723	2,717	3,514

NET INTEREST INCOME	4,887	5,063	9,848	10,140

PROVISION FOR LOAN LOSSES	330	160	410	470
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,557	4,903	9,438	9,670

NON-INTEREST INCOME
Service charges and fees	439	447	853	873
Gain on sale of loans	206	174	367	304
Earnings on bank-owned life insurance	107	107	215	223
Brokerage	68	73	128	162
Trust	191	168	407	339
Investment security gains	3	-	3	-
Gain on sale of premises and equipment	489	-	489	-
Interchange fees	240	213	459	408
Other	246	211	496	382
TOTAL NON-INTEREST INCOME	1,989	1,393	3,417	2,691

NON-INTEREST EXPENSE
Salaries	1,616	1,588	3,273	3,164
Employee benefits	528	427	1,113	898
Occupancy	261	276	559	569
Furniture and equipment	327	335	628	646
State shares tax	151	143	294	276
Professional fees	151	149	304	294
Director's fees	65	65	133	132
FDIC assessments	105	150	254	297
Telecommunications	79	81	162	177
Amortization of core deposit intangible	176	151	303	302
Automated teller machine and interchange	164	138	315	268
Other	460	503	889	958
TOTAL NON-INTEREST EXPENSE	4,083	4,006	8,227	7,981

INCOME BEFORE INCOME TAX PROVISION	2,463	2,290	4,628	4,380
INCOME TAX PROVISION	623	629	1,178	1,179
NET INCOME	$1,840	$1,661	$3,450	$3,201

EARNINGS PER SHARE	$0.83	$0.74	$1.55	$1.43
CASH DIVIDENDS PER SHARE	$0.31	$0.29	$0.62	$0.58
WEIGHTED AVERAGE SHARES OUTSTANDING	2,227,801	2,233,227	2,227,002	2,238,305

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Operating Highlights

Net income	$1,840	$1,610	$1,417	$1,686	$1,661
Net interest income	4,887	4,961	4,966	4,987	5,063
Provision for loan losses	330	80	685	400	160
Non-interest income	1,989	1,428	1,649	1,783	1,393
Non-interest expense	4,083	4,144	3,923	4,127	4,006

Financial Condition Data:

Total assets	$599,546	$620,106	$614,299	$615,788	$611,553
Loans, net	340,748	338,523	335,652	335,733	340,629
Intangibles	9,826	10,002	10,129	10,263	10,403
Total deposits
Noninterest-bearing	$65,028	$65,574	$62,877	$62,133	$58,200
Savings	67,976	67,983	65,549	64,601	65,169
NOW	72,212	69,902	70,953	68,265	67,858
Money Market	44,458	48,816	42,130	41,654	43,242
Time Deposits	214,731	230,192	232,283	234,270	237,500
Total interest-bearing deposits	399,377	416,893	410,915	408,790	413,769
Core deposits*	249,674	252,275	241,509	236,653	234,469

Selected Ratios

Net interest margin(YTD)	3.58%	3.68%	3.68%	3.72%	3.77%
Annualized return on average assets	1.11%	1.04%	0.93%	1.11%	1.10%
Annualized return on average equity	10.02%	9.44%	8.41%	10.06%	9.97%

Capital Ratios

Total risk-based capital ratio	19.25%	18.68%	18.49%	18.16%	17.79%
Tier 1 capital ratio	18.01%	17.43%	17.24%	16.91%	16.59%
Leverage ratio	10.17%	10.13%	10.00%	9.90%	9.76%

Asset Quality Ratios

Non-performing assets	$3,510	$3,435	$4,148	$4,104	$4,032
Allowance for loan losses	5,211	4,859	4,801	4,574	4,175
Allowance for loan losses to total loans	1.51%	1.42%	1.41%	1.34%	1.21%
Allowance for loan losses to
non-performing loans	148.45%	141.43%	115.75%	111.45%	103.51%

Per Share Data

Earnings per share	$0.83	$0.72	$0.63	$0.76	$0.74
Dividend declared per share	0.31	0.31	0.30	0.30	0.29
Book value	31.59	30.74	30.48	30.42	30.07
Common stock price:
Bid	$34.00	$30.75	$28.00	$26.30	$26.25
Ask	36.55	34.00	31.00	29.50	27.25
Weighted average common shares	2,227,801	2,226,195	2,223,709	2,228,836	2,233,227

* Core deposits are defined as total deposits less time deposits